UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 24, 2025
Date of Report (Date of earliest event reported)

1-13948
(Commission file number)
MATIV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware		62-1612879
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

100 Kimball Place,	Suite 600
Alpharetta,	Georgia	30009
(Address of principal executive offices)		(Zip Code)

1-770-569-4229
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2025, the board of directors of the Company appointed Deborah Borg as an independent director to serve a term expiring at the Company’s 2028 annual meeting, effective immediately. The Board also appointed Ms. Borg to serve as a member of the Board’s Nominating and Governance Committee and Compensation Committee.

As compensation for her service on the Board, Ms. Borg will receive the Company’s standard compensation for non-employee directors, which is described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 21, 2025, under the heading “Director Compensation.” In connection with her appointment as a director, the Company entered into its standard form of indemnification agreement with Ms. Borg. The form of indemnification agreement was originally filed by the Company as Exhibit 99.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2009.

Ms. Borg previously served as a director of Schweitzer-Mauduit International, Inc. Ms. Borg has no family relationships with any director or executive officer of the Company, and there were no arrangements or understandings with any person pursuant to which she was selected as a director of the Company. In addition, there have been no transactions directly or indirectly involving Ms. Borg that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

A copy of the Company’s press release announcing Ms. Borg’s appointment is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release, dated November 24, 2025, announcing appointment of Deborah Borg as a director
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mativ Holdings, Inc.
(Registrant)

By:	/s/ Mark W. Johnson
Name:	Mark W. Johnson
Title:	Chief Legal and Human Resources Officer and Corporate Secretary
Date:	November 24, 2025